VALENCE REPORTS FY2004 THIRD QUARTER RESULTS

AUSTIN, TX, FEBRUARY 12, 2004 -- Valence Technology, Inc. (NASDAQ: VLNC), the leader in the development and commercialization of Saphion(R) technology, the only safe large format Lithium-ion rechargeable battery technology, today reported results for the three- and nine-month periods ended December 31, 2003.

Highlights for the third quarter of fiscal 2004 include the following:

     o Total revenue increased 14 percent from the previous quarter, with a 22% increase in N-Charge(TM) Power System sales;

     o Saphion Lithium-ion technology was introduced in a cylindrical cell construction and second generation cylindrical Saphion cell samples were delivered for customer evaluation;

     o Manufacturing operations were transitioned from the Company's Northern Ireland facility to partners in Asia, a key step in lowering product and fixed overhead costs.


"With the successful launch of our cylindrical cell technology, and the transition of our manufacturing operations to partners in Asia, we are in a position to introduce a broader portfolio of Saphion-based products with much improved margins," said Stephan Godevais, chairman and chief executive officer of Valence Technology, Inc. "We now have the ability to aggressively pursue sales opportunities in much larger markets, and we expect this to fuel consistent revenue growth during the next fiscal year."


FINANCIAL RESULTS

Revenue for third quarter of fiscal 2004 increased to $2.7 million versus $638,000 during the same three-month period a year ago, and was up 14 percent sequentially from the $2.3 million reported in the second quarter of fiscal 2004. The company reported a net loss during the third fiscal quarter of $10.9 million or $0.15 per share, which included a restructuring charge of $926 thousand related to the closing of the company's Northern Ireland manufacturing facility, versus a net loss of $8.6 million or $0.14 per share during the third quarter of fiscal 2003.

For the nine months ended December 31, 2003, Valence reported revenue of $6.7 million versus $1.4 million for the nine-month period ended December 31, 2002. During the first nine months of fiscal 2004, the company reported a net loss of $46.2 million or $0.65 per share, which included $17.6 million of charges associated with the closing of the Northern Ireland facility, versus a net loss of $27.8 million or $0.50 per share for the first nine months of fiscal 2003.


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ABOUT VALENCE TECHNOLOGY, INC.

Valence is a leader in the development and commercialization of Saphion(R) technology, the only safe large format Lithium-ion rechargeable battery technology. Valence holds an extensive, worldwide portfolio of issued and pending patents relating to its Saphion(R) technology and Lithium-ion rechargeable batteries. The company has facilities in Austin, Texas, Henderson, Nevada and Mallusk, Northern Ireland. Valence is traded on the NASDAQ SmallCap Market under the symbol VLNC and can be found on the Internet at www.valence.com.


FORWARD-LOOKING STATEMENT

The information contained herein includes "forward-looking statements." The company cautions readers not to put undue reliance on forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those described herein, for the reasons, among others, discussed in our reports filed with the Securities and Exchange Commission.


INVESTOR CONTACT                             MEDIA CONTACT

Valence Technology, Inc.                     Blanc and Otus Public Relations
Mike Russell                                 Sue Ellen M. Schaming
mike.russell@valence.com                     sschaming@blancandotus.com
(512) 527-2921                               (415) 856-5129


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
                    VALENCE TECHNOLOGY, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                                   December 31, 2003      March 31, 2003
                                                                   -----------------    -----------------
ASSETS
Current assets:
     Cash and cash equivalents                                     $          7,468      $         6,616
     Trade receivables, net of allowance of $130
       as of December 31, 2003 and March 31, 2003                             1,325                1,218
     Inventory                                                                2,491                2,757
     Prepaid and other current assets                                         1,003                1,495
                                                                   -----------------    -----------------
          Total current assets                                               12,287               12,086

Property, plant and equipment, net                                            8,058               14,279
Intellectual property, net                                                      542                9,789
                                                                   -----------------    -----------------
Total assets                                                       $         20,887      $        36,154
                                                                   =================    =================

LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS' DEFICIT
Current liabilities:
     Current portion of long-term debt                             $            946      $           810
     Accounts payable                                                         3,168                3,511
     Accrued expenses                                                         3,000                2,013
 Deferred revenue                                                             1,484                   14
     Grant payable - short term                                               1,753                1,715
                                                                   -----------------    -----------------
Total current liabilities                                                    10,351                8,063

Grant payable - long term                                                     3,036
Long-term interest                                                            8,972                6,744
Long-term debt, less current portion                                          5,646                5,623
Long-term debt to stockholder                                                33,772               33,242
                                                                   -----------------    -----------------
Total liabilities                                                            61,777               53,672
                                                                   -----------------    -----------------

Minority interest in joint venture                                            2,537                    -
                                                                   -----------------    -----------------

Redeemable convertible preferred stock, $0.001 par value, 1,000 shares authorized, issued, and outstanding at December 31, 2003,
 liquidation value $10,000                                                    8,845                    -
                                                                   -----------------    -----------------

Commitments and contingencies

Stockholders' equity (deficit):
Common stock, $0.001 par value, authorized:  100,000,000 shares, issued and outstanding:  74,906,078 and 71,722,794 shares
      at December 31, 2003 and March 31, 2003, respectively                      75                   72
Additional paid-in capital                                                  377,993              366,518
Deferred compensation                                                          (189)                (181)
Notes receivable from stockholder                                            (5,092)              (5,161)
Accumulated deficit                                                        (420,955)            (374,604)
Accumulated other comprehensive loss                                         (4,104)              (4,162)
                                                                   -----------------    -----------------
Total stockholders' deficit                                                 (52,272)             (17,518)
                                                                   -----------------    -----------------

Total liabililities, preferred stock and stockholders' deficit     $         20,887      $        36,154
                                                                   =================    =================
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

                    VALENCE TECHNOLOGY, INC. AND SUBSIDIARIES
     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE
                                      LOSS
                    (in thousands, except per share amounts)
                                   (unaudited)



                                   Three Months Ended December 31,   Nine Months Ended December 31,
                                   --------------------------------  --------------------------------
                                       2003             2002             2003             2002
                                   -------------   ----------------  --------------  ----------------
Revenue:
 Licensing and royalty revenue      $        81      $          45    $        706    $           53
 Battery and system sales                 2,597                593           5,948             1,354
                                   -------------   ----------------  --------------  ----------------
Total revenues                            2,678                638           6,654             1,407

Cost of sales:                            4,526              2,460          12,424             7,695
                                   -------------   ----------------  --------------  ----------------
Gross profit (loss)                      (1,848)            (1,822)         (5,770)           (6,288)

Operating expenses:
 Research and product development         2,411              1,982           6,302             7,065
 Marketing                                1,218                749           3,474             2,101
 General and administrative               3,128              2,468           8,269             7,611
 Depreciation and amortization              286                662           1,844             1,959
 Gain on disposal of assets                 (21)               (20)            (21)              (20)
 Restructuring charge                       926                  -             926                 -
 Contract settlement charge                   -                  -           3,046                 -
 Asset impairment charge                      -                  -          13,660                 -
                                   -------------   ----------------  --------------  ----------------
Total costs and expenses                  7,948              5,841          37,500            18,716
                                   -------------   ----------------  --------------  ----------------

Operating loss                           (9,796)            (7,663)        (43,270)          (25,004)

Minority interest in joint venture            5                  -               5                 -
Cost of warrants                           (181)                 -            (181)                -
Interest and other income                    99                 87             264               284
Interest expense                         (1,027)              (987)         (3,052)           (3,115)
                                   -------------   ----------------  --------------  ----------------

Net loss                                (10,900)            (8,563)        (46,234)          (27,835)

Dividends on preferred stock                 50                  -             116                 -
Preferred stock accretion                   156                  -             363                 -
                                   -------------   ----------------  --------------  ----------------

Net loss available to common
 stockholders                       $   (11,106)     $      (8,563)   $    (46,713)   $      (27,835)
                                   =============   ================  ==============  ================

 Net loss                           $   (10,900)     $      (8,563)   $    (46,234)   $      (27,835)

Other comprehensive loss:
Change in foreign currency
 translation adjustments                     67                270              61               166
                                   -------------   ----------------  --------------  ----------------
 Comprehensive loss                 $   (10,833)     $      (8,293)   $    (46,173)   $      (27,669)
                                   =============   ================  ==============  ================

Net loss per share available to
 common stockholders                $     (0.15)     $       (0.14)   $      (0.65)   $        (0.50)
                                   =============   ================  ==============  ================

Shares used in computing net
loss per share available
to common stockholders,
basic and diluted                        73,515             62,864          72,335            55,383
                                   =============   ================  ==============  ================


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